UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       May 24, 2012

IMPERIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322
(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

888 Prospect Street, Suite 300, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (858) 551-0511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

As previously reported, on December 18, 2009, Imperial Capital Bancorp, Inc. (the “Company”) filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court, Southern District of California, Case No. 09-19431-LA11 (the “Bankruptcy Court”).  As also previously reported, the Company and Holdco Advisors L.P. filed a proposed plan of reorganization (as amended, the “Plan”) with the Bankruptcy Court.  On May 24, 2012, the Bankruptcy Court entered an order (the “Order”) confirming the Plan.  Copies of the Plan and the Order are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The Plan will become effective upon satisfaction or waiver of certain conditions precedent, including that (i) all actions other than the entry of the Order and all agreements, instruments or other documents necessary to implement the terms and provisions of the Plan shall have been effected, and in each case, shall have been duly and validly executed and delivered and all conditions to their effectiveness shall have been satisfied or waived and (ii) the Company shall have received all authorizations, consents, rulings, opinions, or other documents that are determined by the Company to be necessary to implement the Plan and that are required by law, regulation, or order.  The Company expects that the Plan will become effective in June 2012.

The Plan provides that all shares of the Company’s common stock that are outstanding prior to the effective date of the Plan shall be cancelled as of the effective date of the Plan. Based upon assets available for distribution, the Company expects that, after payment to the Company’s unsecured creditors, there will be no assets available for distribution to such holders of the Company’s common stock.  Following the Plan becoming effective, it is intended that a Form 15 will be filed with the Securities and Exchange Commission to deregister the Company’s common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its obligation to file reports under the Exchange Act.

According to the April 2012 monthly operating report of the Company submitted to the Office of the United States Trustee (a copy of which was furnished as Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on May 23, 2012), as of April 30, 2012, the Company had total assets of $37.3 million and total liabilities of $99.8 million.

    This Current Report on Form 8-K includes certain statements which may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and other protections under the Federal securities laws.  The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Second Amended Chapter 11 Plan of Reorganization
99.2	Order Confirming Second Amended Chapter 11 Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.

Date: May 31, 2012	By:	/s/ Anthony A. Rusnak
Anthony A. Rusnak
Chief Operating Officer, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Second Amended Chapter 11 Plan of Reorganization
99.2	Order Confirming Second Amended Chapter 11 Plan of Reorganization